Exhibit 10.15
Execution Version

NINTH AMENDMENT TO CREDIT AGREEMENT

This NINTH AMENDMENT TO CREDIT AGREEMENT (this “Amendment”), dated as of January 13, 2023, by and among Surgery Center Holdings, Inc., a Delaware corporation (the “Borrower”), SP Holdco I, Inc., a Delaware corporation (“Holdings”), the other Guarantors party hereto, each 2023 Incremental Revolving Lender (as defined below) party hereto, Jefferies Finance LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”) and as collateral agent for the Secured Parties (in such capacity, the “Collateral Agent” or, as Administrative Agent or Collateral Agent, “Agent”), Jefferies Finance LLC, as an Issuing Bank, and KKR Corporate Lending LLC, as an Issuing Bank.
W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, Guarantors, Lenders and Agent, among others, are parties to that certain Credit Agreement, dated as of August 31, 2017, as amended pursuant to that certain Incremental Term Loan Amendment, dated as of October 23, 2018, among the Borrower, Holdings, the other Guarantors party thereto, the Agent and the Lenders party thereto, that certain Incremental Revolving Loan Amendment, dated as of March 25, 2019, among the Borrower, Holdings, the other Guarantors party thereto, the Agent and the Lenders party thereto, that certain Third Amendment to Credit Agreement, dated as of April 16, 2020, among the Borrower, Holdings, the Agent and the Lenders party thereto, that certain Second Incremental Term Loan Amendment, dated as of April 22, 2020, among the Borrower, Holdings, the other Guarantors party thereto, the Agent and the Lenders party thereto, that certain Fifth Amendment to Credit Agreement, dated as of January 27, 2021, among the Borrower, Holdings, the other Guarantors party thereto, the Agent and the Lenders party thereto, that certain Sixth Amendment to Credit Agreement, dated as of May 3, 2021, among the Borrower, Holdings, the other Guarantors party thereto, the Agent and the Lenders party thereto, that certain Seventh Amendment to Credit Agreement, dated as of November 19, 2021, that certain Eighth Amendment to Credit Agreement, dated as of August 18, 2022, and as the same may be further amended, restated, amended and restated, supplemented or otherwise modified from time to time prior to the date hereof (the “Credit Agreement”; the Credit Agreement, as amended pursuant to this Amendment, the “Amended Credit Agreement”);
WHEREAS, pursuant to, and in accordance with Section 2.19 of the Credit Agreement (i) the Borrower has requested that each Person party hereto (the “2023 Incremental Revolving Lenders”) whose name is set forth on Schedule 2.01 hereto under the heading “2023 Incremental Revolving Lender” provide a Revolving Commitment Increase, to become effective as of the Ninth Amendment Effective Time (as defined below), in an aggregate principal amount equal to the amount set forth opposite such 2023 Incremental Revolving Lender’s name under the heading “2023 Incremental Revolving Commitment” on Schedule 2.01 hereto (the “2023 Incremental Revolving Commitments”), which 2023 Incremental Revolving Commitments will constitute the same Class as the Revolving Commitments in effect immediately prior to giving effect to the 2023 Incremental Revolving Commitments (the “Existing Revolving Commitments”) and shall have the terms set forth herein and in the Amended Credit Agreement and (ii) each 2023 Incremental Revolving Lender and the Administrative Agent have agreed, upon the terms and subject to the conditions set forth herein, that each 2023 Incremental Revolving Lender will provide its respective 2023 Incremental Revolving Commitments to the Borrower immediately upon the Ninth Amendment Effective Time;

WHEREAS, this Amendment constitutes an Incremental Amendment under and as defined in Section 2.19 of the Credit Agreement;

WHEREAS, Agent and the 2023 Incremental Revolving Lenders are willing, on the terms and subject to the conditions set forth below, to enter into the increases, amendments, modifications and agreements set forth in this Amendment; and
WHEREAS, Agent and the Borrower have agreed to remove “2,” from the definition of “Interest Period” in the Credit Agreement pursuant to Section 10.08(c) of the Credit Agreement.

NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:

1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein shall have the respective meanings ascribed thereto in the Amended Credit Agreement.
2.Incremental Amendment. Subject to the satisfaction of the conditions precedent set forth in Section 6 below, the Borrower, the Guarantors, the 2023 Incremental Revolving Lenders, each Issuing Bank and Agent hereby agree as follows:
(a)The Borrower is requesting 2023 Incremental Revolving Commitments in the aggregate principal amount of $203,750,000 from the 2023 Incremental Revolving Lenders pursuant to, and on the terms set forth in, Section 2.19 of the Credit Agreement, effective as of the Ninth Amendment Effective Time. The full principal amount of such 2023 Incremental Revolving Commitments is being incurred in reliance on clause (i)(y)(A) of the first proviso of Section 2.19(a) under the Credit Agreement.
(b)Each 2023 Incremental Revolving Lender agrees, severally and not jointly, to provide to the Borrower its 2023 Incremental Revolving Commitments as a Revolving Commitment Increase under the Amended Credit Agreement commencing as of the Ninth Amendment Effective Time in an amount equal to such 2023 Incremental Revolving Lender’s 2023 Incremental Revolving Commitments as set forth on Schedule 2.01 hereto, and to make Revolving Loans to the Borrower under the Amended Credit Agreement, in each case, at any time and from time to time on and after the Ninth Amendment Effective Time until the earlier of the Revolving Maturity Date and the termination of the Revolving Commitment of such 2023 Incremental Revolving Lender in accordance with the terms of the Amended Credit Agreement, in an aggregate principal amount at any time outstanding not to exceed such 2023 Incremental Revolving Lender’s 2023 Incremental Revolving Commitment. Concurrent with the Ninth Amendment Effective Time, after giving effect to the Revolving Commitment Increase pursuant to the 2023 Incremental Revolving Commitments, (x) in accordance with Section 2.19(g) of the Credit Agreement, each Revolving Lender holding Revolving Commitments immediately prior to such Revolving Commitment Increase (each such Revolving Lender, an “Existing Revolving Lender”) that has Revolving Exposure with respect to Revolving Loans that are outstanding under its Existing Revolving Commitments as of immediately prior to the Ninth Amendment Effective Time (the “Existing Revolving Loans”), will, pursuant to Section 2.19(g), assign to each 2023 Incremental Revolving Lender, and each 2023 Incremental Revolving Lender shall purchase from such Existing Revolving Lender, at the principal amount thereof, such interests in the Existing Revolving Loans outstanding as of immediately prior to the Ninth Amendment Effective Time as shall be necessary in order that, after giving effect to all such assignments and purchases under this clause (x), and taking into account all Credit Extensions of Revolving Loans made as of the Ninth Amendment Effective Time, such Existing Revolving Loans will be held by Existing Revolving Lenders and 2023 Incremental Revolving Lenders ratably in accordance with their Revolving Commitments after giving effect to the Revolving Commitment Increase pursuant to the 2023 Incremental Revolving Commitments and (y) the LC Exposure of each Revolving Lender shall be based on such Revolving Lender’s Pro Rata Share (for the avoidance of doubt, determined after giving effect to the Revolving Commitment Increase pursuant to the 2023 Incremental Revolving Commitments) of the aggregate LC Exposure. The Administrative Agent and each Issuing Bank hereby consent to each 2023 Incremental Revolving Lender to the extent required pursuant to Section 2.19 and/or Section 10.04 under the Credit Agreement.
(c)The Existing Revolving Commitments and the 2023 Incremental Revolving Commitments shall be deemed to be, and treated as, part of a single Class of Revolving Commitments (and any Revolving Loans made pursuant to the Existing Revolving Commitments and the 2023 Incremental Revolving Commitments shall be deemed to be, and treated as, part of a single Class of Revolving Loans).

(d)For the avoidance of doubt, (i) the loans made pursuant to the 2023 Incremental Revolving Commitments shall be deemed to be “Loans” and “Revolving Loans”, (ii) each 2023 Incremental Revolving Lender shall be deemed to be a “Lender” and a “Revolving Lender” and (iii) the 2023 Incremental Revolving Commitments shall be deemed to be a “Incremental Revolving Commitment”, a “Revolving Commitment Increase” and a “Revolving Commitment”.
(e)For the avoidance of doubt, the 2023 Incremental Revolving Commitments, and the Revolving Loans made in connection therewith, shall have the same terms as the Existing Revolving Commitments and the Revolving Loans made in connection therewith, as applicable, and shall bear interest and Commitment Fees, as applicable, as provided for in the Amended Credit Agreement with respect to Revolving Loans and Revolving Commitments, respectively. The parties hereto hereby agree that, notwithstanding anything in the Amended Credit Agreement to the contrary, the Administrative Agent is hereby authorized to take all actions as it may reasonably deem to be necessary to ensure that the 2023 Incremental Revolving Commitments constitute a Revolving Commitment Increase.
(f)This Amendment shall constitute notice to the Administrative Agent by the Borrower requesting the 2023 Incremental Revolving Commitments pursuant to Section 2.19(a) of the Credit Agreement, and, for the avoidance of doubt, shall satisfy such notice requirement set forth in Section 2.19(a) of the Credit Agreement.
3.Amendments to Credit Agreement. Effective as of the Effective Date, the Credit Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto.
4.Joinder. Each 2023 Incremental Revolving Lender acknowledges and agrees that, effective as of the Effective Date, such 2023 Incremental Revolving Lender commits to provide its 2023 Incremental Revolving Commitment from and after the Ninth Amendment Effective Time, as set forth on Schedule 2.01 attached hereto on the terms set forth herein and in the Amended Credit Agreement and subject to the conditions set forth herein and, from and after the Ninth Amendment Effective Time, shall be a “Revolving Lender” and “Lender” under, and for all purposes of, the Amended Credit Agreement and the other Loan Documents and shall be subject to and bound by the terms thereof (and shall perform all the obligations of and shall have all the rights of a Lender thereunder).
5.Representations and Warranties. In order to induce the other parties hereto to enter into this Amendment in the manner provided herein, each of Holdings, the Borrower and each Guarantor represents and warrants to the other parties hereto that:
(a)each of the representations and warranties set forth in Article 5 of the Credit Agreement and in each other Loan Document are true and correct in all material respects on and as of the Effective Date (immediately after giving effect to this Amendment and the Revolving Commitment Increase pursuant to the 2023 Incremental Revolving Commitments) with the same effect as though made on and as of the Effective Date, other than representations and warranties that relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date (provided, that any such representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language is true and correct in all respects (after giving effect to any such qualification therein) as of such respective dates); and
(b)as of the date hereof and immediately after giving effect to this Amendment and the Revolving Commitment Increase pursuant to the 2023 Incremental Revolving Commitments, no Event of Default has occurred and is continuing.
6.Condition to Effectiveness. The effectiveness of this Amendment is subject solely to the satisfaction of the following conditions (the time at which all such conditions are so satisfied is referred to herein as the “Ninth Amendment Effective Time” and, the date upon which the Ninth Amendment

Effective Time occurs, the “Effective Date” (provided that, the Effective Date shall be deemed to be the date that the certificate set forth in Section 6(b) below is delivered to the Administrative Agent if as of the date such certificate is delivered each of the conditions set forth in this Section 6 (other than Section 6(b) below) has been satisfied)):
a.The Administrative Agent shall have received counterparts of this Amendment duly executed by Holdings, the Borrower, each Subsidiary Guarantor, the Administrative Agent, the Collateral Agent, each Issuing Bank and each 2023 Incremental Revolving Lender.
b.The Administrative Agent shall have received a certificate executed by a Responsible Officer of the Borrower, certifying that, as of the Effective Date, immediately after giving effect to the Revolving Commitment Increase pursuant to the 2023 Incremental Revolving Commitments contemplated hereby, (x) each of the representations and warranties made by the Loan Parties set forth in this Amendment, in Article 5 of the Credit Agreement and in all other Loan Documents are true and correct in all material respects on and as of the Effective Date, other than representations and warranties that relate solely to an earlier date, in which case such representations and warranties are true and correct in all material respects as of such earlier date (provided that any such representation and warranty that is qualified by “materiality,” “material adverse effect” or similar language is true and correct in all respects (after giving effect to any such qualification therein) as of such respective dates) and (y) no Event of Default exists or would result from the Revolving Commitment Increase pursuant to the 2023 Incremental Revolving Commitments contemplated hereby.
c.Holdings and the Borrower shall have paid on or prior to the Effective Date to the Administrative Agent and the 2023 Incremental Revolving Lenders, as applicable, all expenses payable to them in connection with this Amendment, in each case, to the extent invoiced at least two Business Days prior to the Effective Date (except as otherwise reasonably agreed by the Borrower).
d.The Administrative Agent shall have received, on behalf of itself, the Collateral Agent and the 2023 Incremental Revolving Lenders, an opinion of (i) Ropes & Gray LLP, counsel for the Loan Parties, and (ii) each local counsel for the Loan Parties listed on Schedule 4.02(d) to this Amendment (or other local counsel reasonably acceptable to the Administrative Agent), in each case, with respect to this Amendment and dated on the Effective Date and addressed to the Administrative Agent, the Collateral Agent and the 2023 Incremental Revolving Lenders and in customary form and substance (it being understood that, without limitation, any such opinion in form and substance consistent with the corresponding opinion provided in connection with the Eighth Amendment shall be deemed to be in customary form and substance).
e.The Administrative Agent shall have received (x) a certificate as to the good standing of each Loan Party as of a recent date, (y) a certificate of a Responsible Officer of each Loan Party dated on the Effective Date certifying (A) that attached thereto is a copy of the certificate or articles of incorporation or organization or certificate of formation, including all amendments thereto, of each Loan Party, certified as of a recent date by the Secretary of State of the state of its organization, or, in the alternative, certifying that such certificate or articles of incorporation or organization or certificate of formation has not been amended since the most recent delivery thereof to the Administrative Agent prior to the Effective Date, (B) that attached thereto is a true and complete copy of the by-laws or operating (or limited liability company) or partnership agreement of such Loan Party as in effect on the Effective Date and at all times since the date of the resolutions described in clause (C) below (or that the by-laws or operating (or limited liability company) or partnership agreement of such Loan Party has not been amended or otherwise modified since the most recent delivery thereof to the Administrative Agent prior to the Effective Date), (C) that attached thereto is a true and complete copy of resolutions duly adopted by the board of directors (or equivalent governing body) of such Loan Party authorizing the execution, delivery and performance of this Amendment and, in the case of the Borrower, the borrowings and/or incurrence of the 2023 Incremental Revolving Commitments and the Revolving Loans contemplated thereby, and that such resolutions have not been modified, rescinded or amended and are in full force and effect as of the Effective Date and (D) as to the incumbency and specimen signature of each officer executing any Loan Document or any other document delivered in connection herewith on behalf of such Loan Party and (z) a certificate of another officer as to the incumbency and specimen signature of the Secretary or Assistant Secretary executing the certificate pursuant to clause (y) above, in each case under this Section 6(e), unless otherwise agreed by the Administrative Agent.
f.The Administrative Agent shall have received a solvency certificate, substantially in the form set forth in Exhibit H to the Credit Agreement, from the chief financial officer, chief operating officer or other officer with similar responsibilities of the Borrower, dated as of the Effective Date and giving effect to the 2023 Incremental Revolving Commitments and any Revolving Loans made pursuant to the 2023 Incremental Revolving Commitments as of the Effective Date.
g.The Administrative Agent shall have received Notes executed by the Borrower in favor of each 2023 Incremental Revolving Lender that has requested a Note at least three Business Days in advance of the Effective Date.
h.The Administrative Agent shall have received all documentation and other information about the Borrower and the Guarantors required under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act, that has been reasonably requested in writing at least three days prior to the Effective Date.
i.The Borrower shall have paid to each 2023 Incremental Revolving Lender in respect of its 2023 Incremental Revolving Commitment, a fee in an amount equal to 0.50% of the amount of such 2023 Incremental Revolving Lender’s 2023 Incremental Revolving Commitment.
7.Acknowledgement.
(a)The Borrower and each Guarantor hereby confirm that, as of the Effective Date, each Loan Document to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guarantee or secure, as the case may be, to the fullest extent possible in accordance with the Loan Documents the payment and performance of all Obligations and Secured Obligations under each of the Loan Documents to which it is a party (in each case as such terms are defined in the applicable Loan Document).
(b)The Borrower and each Guarantor acknowledge and agree that, as of the Effective Date, any of the Loan Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment.
(c)Each of the Borrower and each Guarantor hereby acknowledges that it has reviewed the terms and provisions of this Amendment and consents to the amendment of the Credit Agreement effected pursuant to this Amendment and acknowledges and agrees that, effective as of the Effective Date, each 2023 Incremental Revolving Lender (and any assignee thereof) is a “Lender” and a “Secured Party” for all purposes under the Loan Documents to which the Borrower or such Guarantor is a party.
(d)Each Guarantor acknowledges and agrees that (i) notwithstanding the conditions to effectiveness set forth in this Amendment, such Guarantor is not required by the terms of the Credit Agreement or any other Loan Document to consent to the amendments to the Credit

Agreement effected pursuant to this Amendment and (ii) nothing in the Credit Agreement, this Amendment or any other Loan Document shall be deemed to require the consent of such Guarantor to any future amendments to the Credit Agreement.
(e)The parties hereto agree and acknowledge that, for all purposes under the Credit Agreement and the other Loan Documents, this Amendment constitutes an Incremental Amendment contemplated by Section 2.19 of the Credit Agreement.
(f)Each of the Borrower and each Guarantor hereby (i) acknowledges and agrees that all of its obligations under the Guarantees set out in the Amended Credit Agreement and any other guaranties in the Loan Documents to which it is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by each Loan Party to the Collateral Agent for the benefit of the Secured Parties and reaffirms the Guarantees made pursuant to the Amended Credit Agreement, (iii) acknowledges and agrees that the grants of security interests by and the Guarantees of the Loan Parties contained in the Amended Credit Agreement and the other Collateral Documents are, and shall remain, in full force and effect after giving effect to this Amendment, and (iv) agrees that, effective as of the Effective Date, the Obligations include, among other things and without limitation, the prompt and complete payment and performance by the Borrower when due and payable (whether at the stated maturity, by acceleration or otherwise) of principal and interest on, the Revolving Loans made pursuant to the 2023 Incremental Revolving Commitments under the Amended Credit Agreement. Nothing contained in this Amendment shall be construed as substitution or novation of the obligations outstanding under the Credit Agreement or the other Loan Documents, which shall remain in full force and effect, except to any extent modified hereby.
8.GOVERNING LAW AND WAIVER OF JURY TRIAL.
(a)THIS AMENDMENT AND ANY CLAIMS, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO ANY CHOICE OF LAW PRINCIPLES THAT WOULD APPLY THE LAWS OF ANOTHER JURISDICTION.
(b)EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR OTHERWISE). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT, BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8(B).
9.Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic imaging transmission shall be as effective as delivery of a manually executed counterpart of this Amendment. For purposes hereof, the words “execution,” “execute,” “executed,” “signed,” “signature” and words of like import shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formulations on electronic platforms, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal

Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transaction Act.
10.Reference to and Limited Effect on the Credit Agreement and the Other Loan Documents.
(a)On and after the Effective Date, (x) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and (B) each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof”, “therein” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement after giving effect to this Amendment.
(b)Except as specifically amended by this Amendment, the Credit Agreement and each of the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.
(c)The execution, delivery and performance of this Amendment shall not constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Agent or Lender under, the Credit Agreement or any of the other Loan Documents.
(d)Each of Holdings, the Borrower and each other Guarantor hereby (i) ratifies, confirms and reaffirms its liabilities, its payment and performance obligations (contingent or otherwise) and its agreements under the Credit Agreement and the other Loan Documents and (ii) acknowledges, ratifies and confirms that such liabilities, obligations and agreements constitute valid and existing Obligations under the Credit Agreement, in each case, to the extent Holdings, the Borrower or such Guarantor, as applicable, is a party thereto. In addition, each of Holdings, the Borrower and each Guarantor hereby ratifies, confirms and reaffirms (i) the liens and security interests granted, created and perfected under the Collateral Documents and any other Loan Documents and (ii) that each of the Collateral Documents to which it is a party remain in full force and effect notwithstanding the effectiveness of this Amendment. Without limiting the generality of the foregoing, each of Holdings, the Borrower and each other Guarantor further agrees (A) that any reference to “Obligations” contained in any Collateral Documents shall include, without limitation, the “Obligations” as such term is defined in the Credit Agreement (as amended by this Amendment from and after the Effective Date) and (B) that the related guarantees and grants of security contained in such Collateral Documents shall include and extend to such Obligations. This Amendment shall not constitute a modification of the Credit Agreement, except as specified under Section 2 hereto, or a course of dealing with Agent or any Lender at variance with the Credit Agreement such as to require further notice by Agent or any Lender to require strict compliance with the terms of the Credit Agreement and the other Loan Documents in the future, except as expressly set forth herein. This Amendment contains the entire agreement among Holdings, the Borrower, the other Guarantors, and the 2023 Incremental Revolving Lenders contemplated by this Amendment. Neither Holdings nor the Borrower nor any other Guarantor has any knowledge of any challenge to Agent’s or any Lender’s claims arising under the Loan Documents or the effectiveness of the Loan Documents. Agent and Lenders reserve all rights, privileges and remedies under the Loan Documents. Nothing in this Amendment is intended, or shall be construed, to constitute a novation or an accord and satisfaction of any of the Obligations or to modify, affect or impair the perfection, priority or continuation of the security interests in, security titles to or other Liens on any Collateral for the Obligations.
(e)This Amendment is a Loan Document (as defined in the Amended Credit Agreement).
11.Expenses. The Borrower and Holdings agree, jointly and severally, to pay on demand all reasonable out-of-pocket costs and expenses incurred by the Agent and the 2023 Incremental Revolving Lenders in connection with the preparation, negotiation and execution of this Amendment (whether incurred before or after the Effective Date), including, without limitation, all Attorney Costs of Agent, in each case, to the extent required under Section 10.05 of the Credit Agreement.

12.Severability. In the event any one or more of the provisions contained in this Amendment should be held invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein shall not in any way be affected or impaired thereby (it being understood that the invalidity of a particular provision in a particular jurisdiction shall not in and of itself affect the validity of such provision in any other jurisdiction). The parties shall endeavor in good-faith negotiations to replace the invalid, illegal or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the invalid, illegal or unenforceable provisions.
13.Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or to be taken into consideration in interpreting, this Amendment.

[Signature pages follow]

    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first written above.

SURGERY CENTER HOLDINGS, INC.,
as Borrower

By:    /s/ Jennifer B. Baldock
Name:    Jennifer B. Baldock
Title:    Secretary and Vice President
SP HOLDCO I, INC.,
as Holdings

By:    /s/ Jennifer B. Baldock
Name:    Jennifer B. Baldock
Title:    Secretary and Vice President

[Signature Page to Ninth Amendment]

SUBSIDIARY GUARANTORS:

AMBULATORY RESOURCE CENTRES INVESTMENT COMPANY, LLC
AMBULATORY RESOURCE CENTRES OF WASHINGTON, LLC
AMBULATORY RESOURCE CENTRES OF WILMINGTON, LLC
ANESTHESIOLOGY PROFESSIONAL SERVICES, INC.
APS OF HAMMOND, LLC
APS OF JONESBORO, LLC
ARC DEVELOPMENT, LLC
ARC FINANCIAL SERVICES, LLC
COMMUNITY HOSPITAL HOLDING COMPANY, LLC
COMMUNITY HOSPITAL MANAGEMENT COMPANY, LLC
HAMMOND ANESTHESIA SERVICES, LLC
IDAHO FALLS COMMUNITY HOSPITAL, LLC
JENKINS COUNTY HOSPITAL, LLC
JONESBORO ANESTHESIA SERVICES, LLC
LOGAN LABORATORIES, LLC
NATIONAL SURGICAL HOSPITALS, LLC
NEOSPINE SURGERY, LLC
NOVAMED ACQUISITION COMPANY, LLC
NOVAMED MANAGEMENT OF KANSAS CITY, LLC
NOVAMED MANAGEMENT SERVICES, LLC
NOVAMED OF BETHLEHEM, LLC
NOVAMED OF LAREDO, INC.
NOVAMED OF LEBANON, LLC
NOVAMED OF SAN ANTONIO, LLC
NOVAMED OF TEXAS, LLC
NOVAMED OF WISCONSIN, LLC
NOVAMED, LLC
NSH CALIFORNIA, LLC
NSH DURHAM, INC.

By:     /s/ Jennifer B. Baldock
Name:    Jennifer B. Baldock
Title:    Secretary and Vice President

[Signature Page to Ninth Amendment]

NSH EL PASO INC.
NSH EL PASO SPECIALTY HOSPITAL, INC.
NSH GEORGIA, LLC
NSH LOUISIANA, LLC
NSH MANAGEMENT OF ARIZONA, LLC
NSH MANAGEMENT OF CALIFORNIA, LLC
NSH MESA, LLC
NSH MICHIGAN, INC.
NSH NORTH IDAHO, LLC
NSH SAN ANTONIO SURGICAL HOSPITAL, LLC
NSH TEXAS, LLC
NSH WISCONSIN, LLC
PSC DEVELOPMENT COMPANY, LLC
PSC OPERATING COMPANY, LLC
QUAHOG HOLDING COMPANY, LLC
RIVERSIDE BILLING AND MANAGEMENT COMPANY, LLC
SARC/ASHEVILLE, LLC
SARC/FT. MYERS, INC.
SARC/GEORGIA, INC.
SARC/KENT, LLC
SARC/LARGO ENDOSCOPY, LLC
SARC/LARGO, INC.
SARC/PROVIDENCE, LLC
SARC/ST. CHARLES, INC.
SCREVEN COUNTY FAMILY HEALTH CENTER, LLC
SCREVEN COUNTY HOSPITAL, LLC
SGRY HOLDINGS, LP
SGRY, LLC
SMBI DOCS, LLC
SMBI GREAT FALLS, LLC
SMBI HAVERTOWN, LLC
SMBI IDAHO, LLC
SMBI LHH, LLC
SMBI PORTSMOUTH, LLC
SMBI STLWSC, LLC
SMBIMS BIRMINGHAM, LLC

By:     /s/ Jennifer B. Baldock
Name:    Jennifer B. Baldock
Title:    Secretary and Vice President

[Signature Page to Ninth Amendment]

SMBIMS DURANGO, LLC
SMBIMS FLORIDA I, LLC
SMBIMS KIRKWOOD, LLC
SMBIMS STEUBENVILLE, INC.
SMBIMS WICHITA, LLC
SMBISS BEVERLY HILLS, LLC
SMBISS CHESTERFIELD, LLC
SMBISS ENCINO, LLC
SMBISS IRVINE, LLC
SP LOUISIANA, LLC
SP MANAGEMENT SERVICES, INC.
SP NORTH DAKOTA, LLC
SP PRACTICE MANAGEMENT, LLC
SURGERY CENTER OF PENNSYLVANIA, LLC
SURGERY PARTNERS ACQUISITION COMPANY, LLC
SURGERY PARTNERS OF CORAL GABLES, LLC
SURGERY PARTNERS OF LAKE MARY, LLC
SURGERY PARTNERS OF LAKE WORTH, LLC
SURGERY PARTNERS OF MERRITT ISLAND, LLC
SURGERY PARTNERS OF MILLENIA, LLC
SURGERY PARTNERS OF PARK PLACE, LLC
SURGERY PARTNERS OF SARASOTA, LLC
SURGERY PARTNERS OF WEST KENDALL, L.L.C.
SURGERY PARTNERS OF WESTCHASE, LLC
SURGERY PARTNERS, LLC
SYMBION AMBULATORY RESOURCE CENTRES, LLC
SYMBIONARC SUPPORT SERVICES, LLC
SYMBION HOLDINGS, LLC
TAMPA PAIN RELIEF CENTER, INC.
TEXARKANA SURGERY CENTER GP, LLC
THE CENTER FOR SPECIAL SURGERY, LLC
UNIPHY HEALTHCARE OF JOHNSON CITY VI, LLC
VASC, LLC
VILLAGE SURGICENTER, LLC

By:     /s/ Jennifer B. Baldock
Name: Jennifer B. Baldock
Title: Secretary and Vice President

[Signature Page to Ninth Amendment]

GREAT FALLS CLINIC, LLC

By: /s/ Jennifer B. Baldock
Name: Jennifer B. Baldock
Title: Authorized Signatory

GREAT FALLS CLINIC SURGERY CENTER, L.L.C.

By: CMSC, LLC, as its sole member

By: Montana Health Partners, LLC, as sole member of CMSC, LLC

By: SMBI Great Falls, LLC, as sole member of Montana Health Partners, LLC

By: /s/ Jennifer B. Baldock
Name: Jennifer B. Baldock
Title:    Secretary and Vice President

MONTANA HEALTH PARTNERS, LLC

By: SMBI Great Falls, LLC, as its sole member

By: /s/ Jennifer B. Baldock
Name: Jennifer B. Baldock
Title: Secretary and Vice President

CMSC, LLC

By: Montana Health Partners, LLC, as its sole member

By: SMBI Great Falls, LLC, as sole member of Montana Health Partners, LLC

By: /s/ Jennifer B. Baldock
Name: Jennifer B. Baldock
Title: Secretary and Vice President

[Signature Page to Ninth Amendment]

RIVERSIDE SPINE & PAIN PHYSICIANS, LLC

By: Surgery Center Holdings, Inc., as its sole member

By: /s/ Jennifer B. Baldock
Name: Jennifer B. Baldock
Title: Secretary and Vice President

SP NEW YORK MANAGEMENT, LLC

By: Surgery Center Holdings, Inc., as its sole member

By: /s/ Jennifer B. Baldock
Name: Jennifer B. Baldock
Title: Secretary and Vice President

NUEHEALTH EQUITY II, LLC

By: Surgery Center Holdings, Inc., as its sole member

By: /s/ Jennifer B. Baldock
Name: Jennifer B. Baldock
Title: Secretary and Vice President

NUEHEALTH MANAGEMENT SERVICES II, LLC

By: Surgery Center Holdings, Inc., as its sole member

By: /s/ Jennifer B. Baldock
Name: Jennifer B. Baldock
Title: Secretary and Vice President

[Signature Page to Ninth Amendment]

SP INTERMOUNTAIN MANAGEMENT SERVICES, LLC

By:     /s/ Jennifer B. Baldock
Name: Jennifer B. Baldock
Title: Secretary and Vice President

SPACE COAST SURGERY CENTER, LLC

By:     /s/ Jennifer B. Baldock
Name: Jennifer B. Baldock
Title: Manager

[Signature Page to Ninth Amendment]

JEFFERIES FINANCE LLC,
as Administrative Agent and Collateral Agent

By: /s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Senior Vice President

[Signature Page to Ninth Amendment]

JEFFERIES FINANCE LLC,
as an Issuing Bank

By: /s/ Peter Cucchiara
Name: Peter Cucchiara
Title: Senior Vice President

[Signature Page to Ninth Amendment]

KKR CORPORATE LENDING LLC,
as an Issuing Bank

By: /s/ John Knox
Name: John Knox
Title: CFO

[Signature Page to Ninth Amendment]

JPMORGAN CHASE BANK, N.A.,
as a 2023 Incremental Revolving Lender

By: /s/ Joon Hur
Name: Joon Hur
Title: Executive Director

[Signature Page to Ninth Amendment]

BARCLAYS BANK PLC,
as a 2023 Incremental Revolving Lender

By: /s/Edward Pan
Name: Edward Pan
Title: Vice President

[Signature Page to Ninth Amendment]

BANK OF AMERICA, N.A.,
as a 2023 Incremental Revolving Lender

By: /s/ Patrick Clifford
Name: Patrick Clifford
Title: Vice President

[Signature Page to Ninth Amendment]

ROYAL BANK OF CANADA,
as a 2023 Incremental Revolving Lender

By: /s/ Scott MacVicar
Name: Scott MacVicar
Title: Authorized Signatory

[Signature Page to Ninth Amendment]

MIZUHO BANK, LTD.,
as a 2023 Incremental Revolving Lender

By: /s/ Tracy Rahn
Name: Tracy Rahn
Title: Executive Director

[Signature Page to Ninth Amendment]

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a 2023 Incremental Revolving Lender

By: /s/ Eugent Stunson
Name: Eugent Stunson
Title: Director

[Signature Page to Ninth Amendment]

FIFTH THIRD BANK, NATIONAL ASSOCIATION,
as a 2023 Incremental Revolving Lender

By: /s/ Thomas Avery
Name: Thomas Avery
Title: Executive Director

[Signature Page to Ninth Amendment]

[Signature Page to Ninth Amendment]

Schedule 2.01

2023 Incremental Revolving Commitments

2023 Incremental Revolving Lender	2023 Incremental Revolving Commitment
JPMorgan Chase Bank, N.A.	$20,000,000.00
Barclays Bank PLC	$20,000,000.00
Bank of America, N.A.	$50,000,000.00
Royal Bank of Canada	$16,250,000.00
Mizuho Bank, Ltd.	$16,250,000.00
Wells Fargo Bank, National Association	$56,250,000.00
Fifth Third Bank, National Association	$25,000,000.00
Total	$203,750,000.00

Schedule 4.02(d)

Local Counsel Opinions

State	Counsel Information
Florida	McDermott Will & Emery LLP 333 Avenue of the Americas, Suite 4500 Miami, FL 33131-4336
Montana	Gordon Rees Scully Mansukhani, LLP 201 W. Main Street Suite 101 Missoula, MT 59802
Tennessee	Waller Lansden Dortch & Davis, LLP 511 Union Street, Suite 2700 PO Box 198966 Nashville, TN 37219-8966

Exhibit A

[Attached hereto]

CREDIT AGREEMENT

dated as of August 31, 2017 among
SP HOLDCO I, INC.,
as Holdings,

SURGERY CENTER HOLDINGS, INC.,
as the Borrower,

THE OTHER GUARANTORS PARTY HERETO FROM TIME TO TIME, THE LENDERS PARTY HERETO
and

JEFFERIES FINANCE LLC,
as Administrative Agent and Collateral Agent

JEFFERIES FINANCE LLC
and
KKR CAPITAL MARKETS LLC,
as Joint Lead Arrangers and Joint Bookrunners

otherwise modified or renewed, refunded, replaced, restructured, refinanced, repaid, increased or extended from time to time in accordance therewith.

“2022 Incremental Revolving Commitments” shall have the meaning set forth in the Eighth Amendment.

“2022 Incremental Revolving Lenders” shall have the meaning set forth in the Eighth Amendment.

“2023 Incremental Revolving Commitments” shall have the meaning set forth in the Ninth Amendment.

“2023 Incremental Revolving Lenders” shall have the meaning set forth in the Ninth Amendment.

“2025 Unsecured Notes” shall mean the 6.750% senior unsecured notes due 2025 issued by the Initial Issuer on June 30, 2017 (and assumed by the Borrower in connection with the Initial Issuer Merger) in an initial aggregate principal amount of $370,000,000.

“2025 Unsecured Notes Indenture” shall mean that certain Indenture, dated as of June 30, 2017, by and among the Initial Issuer (and assumed by the Borrower in connection with the Initial Issuer Merger), the Guarantors (as defined therein) party thereto from time to time and Wilmington Trust, National Association, a national banking association, as trustee (in such capacity, the “2025 Unsecured Notes Trustee”), governing the 2025 Unsecured Notes and the related note guarantees, as amended and supplemented by that certain first supplemental indenture, dated as of August 31, 2017, by and among the Borrower, the Guaranteeing Subsidiaries (as defined therein) and the 2025 Unsecured Notes Trustee, and as further amended, restated, amended and restated, supplemented or otherwise modified or renewed, refunded, replaced, restructured, refinanced, repaid, increased or extended from time to time in accordance therewith.

“2027 Unsecured Notes” shall mean, collectively, (x) the 10.000% senior unsecured notes due 2027 issued by the Borrower on April 11, 2019 in an aggregate principal amount of $430,000,000 and (y) the 10.000% senior unsecured notes due 2027 issued by the Borrower on July 30, 2020 in an aggregate principal amount of $115,000,000.

“2027 Unsecured Notes Indenture” shall mean that certain Indenture, dated as of April 11, 2019, by and among the Borrower, the Guarantors (as defined therein) party thereto from time to time and Wilmington Trust, National Association, a national banking association, as trustee (in such capacity, the “2027 Unsecured Notes Trustee”), governing the 2027 Unsecured Notes and the related note guarantees, as amended, restated, amended and restated, supplemented or otherwise modified or renewed, refunded, replaced, restructured, refinanced, repaid, increased or extended from time to time in accordance therewith.

“ABR”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.

“Accounting Change” shall mean any change in accounting principles implemented after the Closing Date required by the promulgation of any rule, regulation, pronouncement or opinion by the Financial Accounting Standards Board or, if applicable, the SEC.

4

Term Loans from the Initial Term Loan Class and the 2021 New Term Loan Class for all purposes hereof, including for any purposes of any determination of Required Class Lenders and the application of repayments or prepayments to the Term Loan, (y) the 2021 Extended Term Loans and the 2021 Incremental Term Loans shall be deemed to be, and treated as, part of a single Class of Term Loans for all purposes hereof (the “2021 New Term Loan Class”), including for any purposes of any determination of Required Class Lenders and the application of repayments or prepayments to the Term Loan and (z) the 2021 New Term Loans shall be deemed to be, and treated as, a separate and distinct Class of Term Loans from the Initial Term Loan Class for all purposes hereof, including for any purposes of any determination of Required Class Lenders and the application of repayments or prepayments to the Term Loan. Notwithstanding any provision herein to the contrary, from and after the Second Incremental Amendment Date, the Existing Revolving Commitments and the 2019 Incremental Revolving Commitments shall be deemed to be, and treated as, part of a single Class of Revolving Commitments (and any Revolving Loans made pursuant to the Existing Revolving Commitments and the 2019 Incremental Revolving Commitments shall be deemed to be, and treated as, part of a single Class of Revolving Loans). Notwithstanding any provision herein to the contrary, from and after the Fourth Incremental Amendment Time, the 2021 Extended Revolving Commitments (as defined in the Fifth Amendment) and the 2021 Incremental Revolving Commitments shall be deemed to be, and treated as, part of a single Class of Revolving Commitments (and any Revolving Loans made pursuant to the 2021 Extended Revolving Commitments and the 2021 Incremental Revolving Commitments shall be deemed to be, and treated as, part of a single Class of Revolving Loans). Notwithstanding any provision herein to the contrary, from and after the Seventh Amendment Effective Time, the Existing Revolving Commitments (as defined in the Seventh Amendment) and the November 2021 Incremental Revolving Commitments shall be deemed to be, and treated as, part of a single Class of Revolving Commitments (and any Revolving Loans made pursuant to the Existing Revolving Commitments (as defined in the Seventh Amendment) and the November 2021 Incremental Revolving Commitments shall be deemed to be, and treated as, part of a single Class of Revolving Loans). Notwithstanding any provision herein to the contrary, from and after the Eighth Amendment Effective Time, the Existing Revolving Commitments (as defined in the Eighth Amendment) and the 2022 Incremental Revolving Commitments shall be deemed to be, and treated as, part of a single Class of Revolving Commitments (and any Revolving Loans made pursuant to the Existing Revolving Commitments (as defined in the Eighth Amendment) and the 2022 Incremental Revolving Commitments shall be deemed to be, and treated as, part of a single Class of Revolving Loans). Notwithstanding any provision herein to the contrary, from and after the Ninth Amendment Effective Time, the Existing Revolving Commitments (as defined in the Ninth Amendment) and the 2023 Incremental Revolving Commitments shall be deemed to be, and treated as, part of a single Class of Revolving Commitments (and any Revolving Loans made pursuant to the Existing Revolving Commitments (as defined in the Ninth Amendment) and the 2023 Incremental Revolving Commitments shall be deemed to be, and treated as, part of a single Class of Revolving Loans).

“Closing Date” shall mean August 31, 2017.

“Code” shall mean the Internal Revenue Code of 1986.

“Collateral” shall mean all of the “Collateral” as defined in any Collateral Document and shall also include the Mortgaged Properties.

“Collateral Agent” shall have the meaning assigned to such term in the introductory statement to this Agreement.

“Collateral and Guarantee Requirement” shall mean, at any time, the requirement that:

“Interest Payment Date” shall mean (a) with respect to any ABR Loan, the last Business Day of each March, June, September and December to occur during any period in which such Loan is outstanding, (b) with respect to any Term Benchmark Rate Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Term Benchmark Rate Loan with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period,
(c) with respect to any Revolving Loan, the Revolving Maturity Date (or such earlier date on which the Revolving Commitments are terminated) and, after such maturity (or termination as the case may be), on each date on which demand for payment is made and (d) with respect to any Term Loan, the Term Loan Maturity Date and, after such maturity, on each date on which demand for payment is made.

“Interest Period” shall mean, with respect to any Term Benchmark Rate Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day in the calendar month that is 1, ~~2,~~ 3 or 6 months (or, if each affected Lender so agrees, twelve months) thereafter (or any shorter period agreed to by all applicable Lenders), as the Borrower may elect; provided that (a) if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day, (b) any Interest Period that commences on the last Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the last calendar month of such Interest Period) shall end on the last Business Day of the last calendar month and (c) no Interest Period for any Loan shall extend beyond the maturity date of such Loan. Interest shall accrue from and including the first day of an Interest Period to but excluding the last day of such Interest Period. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.

“Internally Generated Cash” shall mean cash of the Restricted Group not constituting (x) proceeds of the issuance of (or contributions in respect of) Equity Interests, (y) proceeds of Dispositions pursuant to Section 7.05(d), 7.05(j), 7.05(k), 7.05(m), 7.05(o) or 7.05(p) and Casualty Events or (z) proceeds of the incurrence of Indebtedness; provided that the proceeds of an incurrence of Revolving Loans or extensions of credit under any other revolving credit or similar facility shall be deemed to be “Internally Generated Cash”.

“Investment” shall mean, as to any Person, any direct or indirect acquisition or investment by such Person, whether by means of (a) the purchase or other acquisition of Equity Interests or debt or other securities of another Person, (b) a loan, advance or capital contribution to, Guarantee or assumption of Indebtedness of, or purchase or other acquisition of any other debt or equity participation or interest in, another Person, including any partnership or joint venture interest in such other Person, or (c) the purchase or other acquisition (in one transaction or a series of transactions) of all or substantially all of the property and assets or business of another Person or assets constituting a business unit, line of business or division of such Person. For purposes of covenant compliance, the amount of any Investment shall be the amount actually invested, without adjustment for subsequent increases or decreases in the value of such Investment, reduced by any dividend, distribution, interest payment, return of capital, repayment or other amount received in cash by the Borrower or a Restricted Subsidiary in respect of such Investment.

“Investor Equity Investment” shall mean an equity investment by the Sponsor, along with additional co-investors designated by the Sponsor, on or prior to the Closing Date in Parent (which equity investment will be a preferred equity investment) in an aggregate amount up to $320,000,000 or such lower amount permitted by that certain Investor Equity Purchase Agreement.

Casualty Event by a non-wholly owned Restricted Subsidiary, the pro rata portion of the Net Proceeds thereof (calculated without regard to this clause (ii)) attributable to minority interests and not available for distribution to or for the account of the Borrower or any wholly owned Restricted Subsidiary as a result thereof, (iii) taxes paid or reasonably estimated to be payable as a result thereof (provided that, if the amount of any such estimated taxes exceeds the amount of taxes actually required to be paid in cash in respect of such Disposition or Casualty Event, the aggregate amount of such excess shall constitute Net Proceeds at the time such taxes are actually paid), and (iv) the amount of any reasonable reserve established in accordance with GAAP against any adjustment to the sale price or any liabilities (other than any taxes deducted pursuant to clause (i) above) (x) related to any of the applicable assets and (y) retained by any member of the Restricted Group including, without limitation, pension and other post- employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations (however, the amount of any subsequent reduction of such reserve (other than in connection with a payment in respect of any such liability) shall be deemed to be Net Proceeds of such Disposition or Casualty Event occurring on the date of such reduction); provided that, if no Event of Default exists and the Borrower shall deliver a certificate of a Responsible Officer of the Borrower to the Administrative Agent promptly following receipt of any such proceeds setting forth the Borrower’s good faith intention to use any portion of such proceeds to acquire, maintain, develop, construct, improve, upgrade or repair assets used or useful in the business of the Borrower or its Restricted Subsidiaries or to make Permitted Acquisitions or any other acquisition permitted under Section 7.02(i), Section 7.02(n) or Section 7.02(u) (or any subsequent investment made in a Person, division or line of business previously acquired), in each case, within 12 months of receipt of such proceeds, such portion of such proceeds shall not constitute Net Proceeds except to the extent not, within 12 months of such receipt, so used (provided that if any portion of such proceeds are not so used within such 12-month period but within such 12- month period are contractually committed with a third party that is not an Affiliate to be so used, such portion of such proceeds shall not constitute Net Proceeds to the extent so used within the later of such 12-month period and 180 days from the entry into such contractual commitment (provided, however, that upon the termination of such contract or if such Net Proceeds are not so used within the later of such 12- month period and 180 days from the entry into such contractual commitment, such remaining portion shall constitute Net Proceeds as of the date of such termination or expiry without giving effect to this proviso)) (it being understood that such proceeds shall constitute Net Proceeds notwithstanding any reinvestment notice if there is an Event of Default under Section 8.01(a), 8.01(f) or 8.01(g) at the time of a proposed reinvestment unless such proposed reinvestment is made pursuant to a binding commitment with a third party that is not an Affiliate and entered into at a time when no Event of Default under Section 8.01(a), 8.01(f) or 8.01(g) was continuing); provided that no proceeds realized in a Casualty Event or a single Disposition or series of related Dispositions shall constitute Net Proceeds unless (x) such proceeds shall exceed $4,500,000 and (y) the aggregate net proceeds of Dispositions and Casualty Events exceed $15,000,000 in any fiscal year (and thereafter only net cash proceeds of Dispositions and Casualty Events in excess of such amount shall constitute Net Proceeds under this clause (a)), and

(b)    100% of the cash proceeds from the incurrence, issuance or sale by any member of the Restricted Group of any Indebtedness, net of all taxes paid or reasonably estimated to be payable as a result thereof and fees (including investment banking fees and discounts), commissions, costs and other expenses, in each case incurred in connection with such issuance or sale; provided that, if the amount of any estimated taxes exceeds the amount of taxes actually required to be paid in cash, the aggregate amount of such excess shall constitute Net Proceeds at the time such taxes are actually paid.

For purposes of calculating the amount of Net Proceeds, fees, commissions and other costs and expenses payable to any member of the Restricted Group shall be disregarded.

“Ninth Amendment” shall mean the Ninth Amendment to Credit Agreement, dated as of January 13, 2023, by and among the Borrower, the Guarantors, the 2023 Incremental Revolving Lenders, the Administrative Agent, the Collateral Agent, Jefferies Finance LLC, as an Issuing Bank, and KKR Corporate Lending LLC, as an Issuing Bank.

“Ninth Amendment Effective Time” shall have the meaning set forth in the Ninth Amendment.

“Non-Consenting Lender” has the meaning set forth in Section 3.07(b).

“Not Otherwise Applied” shall mean, with reference to any amount of net proceeds of any transaction or event, that such amount (a) was not required to be applied to prepay the Loans pursuant to Section 2.13(a), (b) was not previously applied in determining the permissibility of a transaction under
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the Loan Documents where such permissibility was (or may have been) contingent on receipt of such amount or utilization of such amount for a specified purpose, including, without limitation, pursuant to Section 7.02(n)(ii), 7.06(h) or 7.13(a)(iv), (c) was not previously applied to effect a transaction, to make a payment under Section 7.06(k) or to make a payment under any Loan Document, (d) did not constitute the proceeds of any Specified Equity Contribution and (e) was not previously applied under Section 7.03(bb) to incur Indebtedness (solely to the extent that the applicable Indebtedness (or any Permitted Refinancing thereof) remains outstanding under Section 7.03(bb) at the time of determination).

“Note” shall mean, as the context may require, a Term Note or a Revolving Note.

“November 2021 Incremental Revolving Commitments” shall have the meaning set forth in the Seventh Amendment.

“November 2021 Incremental Revolving Lenders” shall have the meaning set forth in the Seventh Amendment.

“NSH” shall mean National Surgical Hospitals, Inc., a Delaware corporation.

“Obligations” shall mean all (x) advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party and its Restricted Subsidiaries arising under any Loan Document or otherwise with respect to any Loan or Letter of Credit, whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest, fees and expenses that accrue after the commencement by or against any Loan Party or Restricted Subsidiary of any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding (or would accrue but for the operation of applicable Debtor Relief Laws), regardless of whether such interest, fees or expenses are allowed or allowable claims in such proceeding, (y) obligations of any Loan Party (other than Holdings) arising under any Secured Hedge Agreement and (z) obligations of any Loan Party (other than Holdings) arising in respect of any Secured Cash Management Services Obligation. Without limiting the generality of the foregoing, the Obligations of the Loan Parties under the Loan Documents (and of their Restricted Subsidiaries to the extent they have obligations under the Loan Documents) (i) include (a) the obligation (including guarantee obligations) to pay principal, premium, interest, Letter of Credit commissions, reimbursement obligations, charges, expenses, fees, Attorney Costs, indemnities and other amounts payable by any Loan Party under any Loan Document, and (b) the obligation of any Loan Party to reimburse any amount in respect of any of the foregoing that any Agent, Lender or Issuing Bank, in its sole discretion, may elect to pay or advance on behalf of such Loan Party, and (ii) shall not include any Excluded Swap Obligations.

“OFAC” shall have the meaning assigned to such term in the definition of “Blocked Person”.

similar deposit, on account of the purchase, redemption, retirement, defeasance, acquisition, cancellation or termination of any such Equity Interest of Holdings, the Borrower or any Restricted Subsidiary, or on account of any return of capital to Holdings’, the Borrower’s or a Restricted Subsidiary’s stockholders, partners or members (or the equivalent Persons thereof).

“Restricted Subsidiary” shall mean any Subsidiary of the Borrower other than an Unrestricted Subsidiary.

“Revolving Borrowing” shall mean a Borrowing comprised of Revolving Loans.

“Revolving Commitment” shall mean, with respect to each Lender, the commitment, if any, of such Lender to make Revolving Loans hereunder up to the amount set forth on Schedule 2.01 under the caption “Revolving Loan Commitment” or in the Assignment and Acceptance or Refinancing Amendment pursuant to which such Lender assumed its Revolving Commitment, as applicable, as the same may be (a) reduced from time to time pursuant to Section 2.09 and (b) reduced or increased from time to time pursuant to (i) assignments by or to such Lender pursuant to an Assignment and Acceptance,
(ii) a Refinancing Amendment, (iii) an Extension Amendment or (iv) an Incremental Amendment. The aggregate principal amount of the Lenders’ Revolving Commitments (x) immediately prior to the ~~Eighth~~Ninth Amendment Effective Time was $~~210,000,000~~350,000,000 and (y) as of the ~~Eighth~~Ninth Amendment Effective Time was $~~350,000,000~~553,750,000.

“Revolving Exposure” shall mean, with respect to any Lender at any time, the aggregate principal amount at such time of all outstanding Revolving Loans of such Lender, plus the aggregate amount at such time of such Lender’s LC Exposure.
“Revolving Extension” shall have the meaning assigned to such term in Section 2.21(b). “Revolving Extension Offer” shall have the meaning assigned to such term in Section 2.21(b). “Revolving Facility” shall mean the Revolving Commitments, each Class of Extended
Revolving Commitments and each Class of Other Revolving Commitments and the Credit Extensions made thereunder.

“Revolving Lender” shall mean a Lender with a Revolving Commitment or an outstanding Revolving Loan.

“Revolving Loan” shall mean a Loan made by a Lender to the Borrower pursuant to Section 2.01(b). Each Revolving Loan shall either be an ABR Loan or a Term Benchmark Rate Loan.

“Revolving Maturity Date” shall mean (i) with respect to the Revolving Commitments and the Revolving Loans, February 1, 2026 (the “Extended Revolving Maturity Date”); provided that (I) the Revolving Maturity Date with respect to the Revolving Commitments and Revolving Loans shall be August 31, 2024 if, on or prior to August 31, 2024, the Term Loans with a maturity date earlier than the Extended Revolving Maturity Date have not either been (x) repaid in full, (y) replaced or refinanced with Indebtedness permitted hereunder (including, without limitation, pursuant to Section 2.20 or 2.21 of this Agreement) having a maturity date not earlier than the Extended Revolving Maturity Date or (z) otherwise amended or modified to have a maturity date not earlier than the Extended Revolving Maturity Date and (II) the Revolving Maturity Date with respect to the Revolving Commitments and Revolving Loans that have not been extended pursuant to Section 2.21 (after the Eighth Amendment Effective Time) shall be April 1, 2025 if, by April 1, 2025, at least $185,000,000 of the 2025 Unsecured Notes have not either been repaid, repurchased or redeemed or refinanced with Indebtedness permitted